UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 16, 2009

Alion Science and Technology Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-89756	54-2061691
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1750 Tysons Boulevard, Suite 1300, McLean, Virginia		22102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-918-4480

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Donald Goss resigned from the Board of Directors of Alion Science and Technology Corporation (the "Registrant") effective as of September 16, 2009.

David J. Vitale was elected to the Board of Directors of the Registrant effective as of September 17, 2009. Mr. Vitale is one of Illinois Institute of Technology’s ("IIT") two representatives on the Registrant’s Board of Directors. Mr. Vitale replaces Mr. Goss as of IIT’s representatives. Mr. Vitale served as the Chief Administrative Officer for the Chicago Public School System from 2003 through 2008. From February of 2001 through November of 2002, he served as President and Chief Executive Officer of the Chicago Board of Trade ("CBOT"). In addition to serving as a member of the CBOT’s Board of Directors and Executive Committee, Mr. Vitale also served as President and CEO of the MidAmerica Commodity Exchange, an affiliate of the CBOT. Mr. Vitale is a former Vice Chairman and Director of Bank One Corporation, where he was responsible for Bank One’s Commercial Banking, Real Estate, Private Banking, Investment Management and Corporate Investments businesses. Mr. Vitale serves on the Boards of Directors of United Airlines, ISO New England, Wheels Inc., DNP Select Income Fund (Chairman) and Ariel Investments. Mr. Vitale also serves on several civic and charitable boards including: the Academy of Urban School Leadership (Chairman); the Visiting Committee of the Harvard Graduate School of Education; the Board of Trustees of the Museum of Science and Industry; the Art Institute of Chicago (Vice Chairman); the Board of Managers of the YMCA of Metropolitan Chicago (Former Chair); the Advisory Council of the Graduate School of Business at the University of Chicago; Advisory Committee of the Kellogg School of Management, Northwestern University; Illinois Institute of Technology (Vice Chairman); the Visiting Committee of The School for Social Service Administration at the University of Chicago (Chairman); Leadership Greater Chicago (Former President); the Partnership for New Communities (Vice Chairman); and the Chicago Council on Foreign Relations. Mr. Vitale is a graduate of Harvard University and earned an MBA from the University of Chicago.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alion Science and Technology Corporation

September 22, 2009	By:	James C. Fontana

Name: James C. Fontana
Title: Senior Vice President, General Counsel and Secretary